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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   Form 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934




  Date of Report (Date of earliest event reported) September 30, 1996
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                             HARISTON CORPORATION
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            (Exact name of registrant as specified in its charter)


          Canada                0-13966         33-0645339
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         (State or other       (Commission     (I.R.S. Employer
         jurisdiction          File Number)    Identification No.)
         of incorporation)



          1500 West Georgia Street, Suite 1555
          Vancouver, British Columbia, Canada           V6G 2Z6
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          (Address of principal executive offices)      (Zip Code)



  Registrant's telephone number, including area code (604) 685-8514
                                                     --------------

                                Not Applicable
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    (Former name or former address, if changed since last report.)


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      ITEM 5.  OTHER EVENTS.

           On September 30, 1996, Hariston Corporation (the
  "Company") announced that it had completed a Regulation S offering of 1.2 million shares of common stock and warrants to purchase an additional 1.2 million shares of common stock. A copy of the Company's News Release is filed as Exhibit 99 hereto and incorporated herein by this reference.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)   Exhibits.

                 Exhibit 99  News Release dated September 30, 1996.

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     Signatures

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

                                          HARISTON CORPORATION



     October 22, 1996                      /s/ L. James Porter
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                                           L. James Porter,
                                           Chief Financial Officer


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